Subsequent Events	6 Months Ended
Jun. 30, 2022
Subsequent Events
Subsequent Events

NOTE 8 – Subsequent Events

On August 1, the Company announced that it is discontinuing the clinical program evaluating nomacopan in bullous pemphigoid (BP) and that Akari is now prioritizing two pipeline programs. Cash and resources will be reallocated to the Phase 3 clinical trial of nomacopan in severe pediatric hematopoietic stem cell transplant-related thrombotic microangiopathy (HSCT-TMA) and to the pre-clinical program of PAS-nomacopan in geographic atrophy (GA).

On September 12, 2022, the Company entered into securities purchase agreements with healthcare-focused institutional and accredited investors alongside participation from certain existing investors, including the Executive Chairman of the Board of Directors, Dr. Ray Prudo, providing for the issuance of an aggregate of 15,100,000 ADSs in a registered direct offering at $0.85 per ADS, resulting in gross proceeds of approximately $12.8 million. In addition, the Company issued to the investors unregistered series A warrants to purchase an aggregate of 15,100,000 ADSs and unregistered series B warrants to purchase up to an aggregate of 15,100,000 ADSs in a concurrent private placement. Series A and series B warrants will have an exercise price of $0.85 per ADS, will be exercisable immediately following the date of issuance and will expire two and seven years following issuance, respectively. The Company paid an aggregate of approximately $1,026,000 in placement agent fees and expenses.